Exhibit 10.3
TERM NOTE

$60,000,000	October 28, 2010
     FOR VALUE RECEIVED, the undersigned HARVEST NATURAL RESOURCES, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of MSD ENERGY INVESTMENTS PRIVATE II, LLC (the “Lender”) at the Lender’s office at 645 Fifth Avenue, 21st Floor, New York, New York 10022:
     (a) prior to or on the Maturity Date the principal amount of Sixty Million and 00/100 Dollars ($60,000,000), evidencing the Loan made by the Lender to the Borrower pursuant to the Credit Agreement dated of even date herewith (as amended and in effect from time to time, the “Credit Agreement”), between the Borrower and the Lender;
     (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and
     (c) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Credit Agreement.
     This Term Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Term Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.
     The Borrower irrevocably authorizes the Lender to make or cause to be made, at the time of receipt of any payment of principal of this Term Note, an appropriate notation on the grid attached to this Term Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the receipt of such payment. The outstanding amount of the Loan set forth on the grid attached to this Term Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to the Loan shall be, absent manifest error, prima facie evidence of the principal amount of the Loan owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Term Note when due.
     The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Term Note on the terms and conditions specified in the Credit Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Term Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.
     No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.
     The Borrower and every endorser and guarantor of this Term Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Term Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.
     THIS TERM NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THE BORROWER AGREES THAT, AS MORE FULLY SET FORTH IN § 9.12(b) OF THE CREDIT AGREEMENT, ANY ACTION OR PROCEEDING FOR THE ENFORCEMENT OF THIS TERM NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SCHEDULE 9.02 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT AS MORE FULLY SET FORTH IN § 9.12(c) OF THE CREDIT AGREEMENT.
     THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS TERM NOTE OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER OR ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER OR SUCH

OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS TERM NOTE AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.
[Remainder of page intentionally left blank. Signature page follows.]

     IN WITNESS WHEREOF, the undersigned has caused this Term Note to be signed by its duly authorized officer as of the day and year first above written.

HARVEST NATURAL RESOURCES, INC.
By:	/s/ James A. Edmiston
	Name:	James A. Edmiston
	Title:	President and Chief Executive Officer

[Signature Page to Term Note]

	Amount of	Balance of
	Principal Paid	Principal	Notation
Date	or Prepaid	Unpaid	Made By: